Basis of preparation and new accounting standards, interpretations and amendments Areas of judgement and key sources of estimation uncertainty (Details) - 6 months ended Sep. 30, 2018 - Exceptional items [Member]
£ in Millions, $ in Millions
	GBP (£)	USD ($)
Disclosure of other provisions [line items]
Employee benefits expense	£ 97	$ 127
Expense of restructuring activities	127
Proceeds from legal settlements	£ 94